UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTIONS 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) May 4, 2011

ENTEGRIS, INC.

(Exact name of registrant as Specified in Charter)

Delaware

(State or Other Jurisdiction

of Incorporation)

000-30789	41-1941551
(Commission File Number)	(I.R.S. Employer Identification No.)

129 Concord Road, Billerica, MA	01821
(Address of principal executive offices)	(Zip Code)

(978) 436-6500

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.05. Amendments to Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics.

On May 4, 2011 the Board of Directors of Entegris, Inc. acted at the Annual Meeting of Directors to amend Part 1, Section 4 of the Entegris, Inc. Code of Business Ethics to delete the third bullet under the heading “What to Avoid” to eliminate agreements to determine the prices at which distributors sell Entegris products from the list of examples of activities to be avoided. This amendment was made to align the provisions of this section with the holding of the U.S. Supreme Court in Leegin Creative Leather Products, Inc. v. PSKS, Inc. with respect to so-called vertical price restraints. The approval and adoption of the amendment did not result in any waiver, explicit or implicit, of any provision of the Code of Business Ethics.

The foregoing summary of the amendment to the Entegris, Inc. Code of Business Ethics is subject to, and qualified in its entirety by, reference to the full text of the Code of Business Ethics (a fully amended copy of which is attached hereto as Exhibit 14.1 and incorporated herein by reference). The Code of Business Ethics as amended has been posted on the “Investor Relations” section of our website at www.Entegris.com.

Item 5.07. Submission of Matters to a Vote of Security Holders.

Entegris, Inc. held its 2011 Annual Meeting of Stockholders on May 4, 2011 (the “Annual Meeting”). As of the record date for the Annual Meeting, March 18, 2011, 134,250,806 shares of the Registrant’s Common Stock were issued and outstanding and entitled to vote on the matters presented at the Annual Meeting. Holders of 122,639,237 shares of our Common Stock, or 91.35% of the outstanding shares entitled to be cast at the Annual Meeting, which constituted a quorum, were represented at the Annual Meeting in person or by proxy. The following are the voting results on proposals considered and voted upon at the Annual Meeting, all of which were described in Entegris’ 2011 Proxy Statement, filed with the Commission on April 1, 2011.

1.	Votes regarding the persons elected to serve as directors for a term expiring in 2012 were as follows:

NOMINEE	VOTES FOR	VOTES AGAINST	VOTES ABSTAINED	BROKER NON-VOTES

Gideon Argov	96,782,974	7,032,091		18,824,172
Michael A. Bradley	101,308,518	2,506,547		18,824,172
Marvin D. Burkett	101,464,054	2,351,011		18,824,172
R. Nicholas Burns	101,873,591	1,941,474		18,824,172
Daniel W. Christman	98,518,713	5,296,352		18,824,172
Roger D. McDaniel	101,110,895	2,704,170		18,824,172
Paul L.H. Olson	101,305,711	2,509,354		18,824,172
Brian F. Sullivan	101,607,428	2,207,637		18,824,172

2.	The appointment of KPMG LLP as our independent registered public accounting firm for 2011 was ratified. The voting results were as follows:

VOTES FOR	VOTES AGAINST	VOTES ABSTAINED
122,150,789	318,480	169,968

3.	Advisory vote on Executive Compensation. The voting results were as follows:

VOTES FOR	VOTES AGAINST	VOTES ABSTAINED	BROKER NON-VOTES
87,344,102	15,808,479	662,484	18,824,172

4.	Advisory vote on the frequency of the advisory vote on Executive Compensation. The voting results were as follows:

The advisory vote on Executive Compensation should be held every:

1 YEAR	2 YEARS	3 YEARS	VOTES ABSTAINED	BROKER NON-VOTES
92,073,781	408,528	10,697,989	634,767	18,824,172

In light of the outcome of the vote on item No. 4, the registrant has determined to submit the advisory vote on Executive Compensation to shareholders on an annual basis.

ITEM 9.01 Financial Statements and Exhibits

(d) Exhibits

14.1.	Entegris, Inc. Code of Business Ethics, as amended

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ENTEGRIS, INC.

Dated: May 5, 2011	By	/s/ Peter W. Walcott
Peter W. Walcott,
Senior Vice President & General Counsel

EXHIBIT INDEX

Exhibit	Description

14.1	Entegris, Inc. Code of Business Ethics (as amended)